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                                                                     Exhibit 4.1




         NUMBER                  GIVEN IMAGING                        SHARES
          GVN
                               Given Imaging Ltd.             CUSIP

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFIES that







Is the Registered Holder of

    FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.05 PAR VALUE EACH

of Given Imaging Ltd. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed or with an appropriate instrument of transfer. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Company, to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

                  Dated:

         Given Imaging Ltd.
         CORPORATE SEAL
         ISRAEL

                      President and Chief Executive Officer
                                      Vice President and Chief Financial Officer



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         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                        UNIF GIFT MIN ACT ______
TEN ENT  -  as tenants by the entireties                                  (Cust)
JT TEN   -  as joint tenants with right                         Custodian ______
            of survivorship and not as tenants                           (Minor)
            in common                              under Uniform Gifts to Minors
                                                        Act ____________________
                                                                  (State)



    Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND SO HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS________________________________________________________________________

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ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED
CORPORATION AND FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________________________________


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                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE, IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                          ANY CHANGE, WHATSOEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17 Ad-15.